                                                                     Exhibit 4.2




                         REGISTRATION RIGHTS AGREEMENT


                         Dated as of November 14, 2001

                                     among

                               TRITON PCS, INC.,

                          THE GUARANTORS NAMED HEREIN

                                      and

                          J.P. MORGAN SECURITIES INC.

              MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

                           CIBC WORLD MARKETS CORP.

                     CREDIT LYONNAIS SECURITIES (USA) INC.

                    CREDIT SUISSE FIRST BOSTON CORPORATION

               DRESDNER KLEINWORT WASSERSTEIN-GRANTCHESTER, INC.

                            FLEET SECURITIES, INC.

                       MORGAN STANLEY & CO. INCORPORATED

                           NATCITY INVESTMENTS, INC.

                           SALOMON SMITH BARNEY INC.

                       SCOTIA CAPITAL MARKETS (USA) INC.

                        SUNTRUST CAPITAL MARKETS, INC.

                                      and

                           TD SECURITIES (USA) INC.

                         REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (the "Agreement") is dated as of
                                              ---------
November 14, 2001, by and among TRITON PCS, INC., a corporation formed under the laws of the State of Delaware (the "Company"), the subsidiaries of the Company
                                    -------
listed on the signature pages hereof (the "Guarantors" and, together with the
                                           ----------
Company, the "Issuers") and J.P. MORGAN SECURITIES INC., MERRILL LYNCH, PIERCE,
              -------
FENNER & SMITH INCORPORATED, CIBC WORLD MARKETS CORP., CREDIT LYONNAIS SECURITIES (USA) INC., CREDIT SUISSE FIRST BOSTON CORPORATION, DRESDNER KLEINWORT WASSERSTEIN-GRANTCHESTER, INC., FLEET SECURITIES, INC., MORGAN STANLEY & CO. INCORPORATED, NATCITY INVESTMENTS, INC., SALOMON SMITH BARNEY INC., SCOTIA CAPITAL MARKETS (USA) INC., SUNTRUST CAPITAL MARKETS, INC. AND TD SECURITIES
(USA) INC. (collectively, the "Initial Purchasers").
                               ------------------

     This Agreement is entered into in connection with the Purchase Agreement, dated as of November 7, 2001, among the Company, the Guarantors and the Initial Purchasers (the "Purchase Agreement") relating to the sale by the Company to the
                 ------------------
Initial Purchasers of $400,000,000 aggregate principal amount of its 8 3/4% Senior Subordinated Notes due 2011 (the "Notes") and the issuance by the
                                         -----
Guarantors to the Initial Purchasers of guarantees (the "Guarantees" and
                                                         ----------
together with the Notes, the "Securities"). In order to induce the Initial
                              ----------
Purchasers to enter into the Purchase Agreement, the Issuers have agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers (including any Initial Purchaser in its capacity as a Market Maker) and their direct and indirect transferees. The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligation to purchase the Securities under the Purchase Agreement.

     The parties hereby agree as follows:

1.   Definitions
     -----------

     As used in this Agreement, the following terms shall have the following meanings:

     Additional Interest:  See Section 4.
     -------------------

     Advice:  See Section 5.
     ------

     Applicable Period:  See Section 2(b).
     -----------------

     Blocking Notice: Written notice from the Company that (i) an amendment or
     ---------------
supplement to any Registration Statement (including an amendment or supplement required by Section 11 hereof), or a distribution of Registrable Securities under a Shelf Registration Statement, as applicable, would require the public disclosure of material non-public information concerning any transaction or negotiation involving the Company or any of its affiliates that, in the Company's judgment, exercised reasonably and in good faith, would materially interfere with such transaction or negotiations, or (ii) such amendment or supplement would otherwise require premature disclosure of non-public information that, in the Company's judgment, exercised reasonably and in good faith, would adversely affect or otherwise be detrimental to the Company.

     Blocking Period: The period of time beginning with the date of receipt by
     ---------------
the Holders of a Blocking Notice and ending on the earliest to occur of (x) 30 days from the date of receipt by the Holders of a Blocking Notice, (y) the date upon which the transactions or negotiations that are the subject of the Blocking Notice have been publicly disclosed or terminated and (z) the receipt by the Holders of a Blocking Termination Notice.

     Blocking Termination Notice:  See the last paragraph of Section 5 hereof.
     ---------------------------

     Closing Date:  The "Closing Date" as defined in the Purchase Agreement.
     ------------

     Company:  See the introductory paragraph to this Agreement.
     -------

     Consummation Date:  The 180th day after the Closing Date.
     -----------------

     Effectiveness Date:  The 150th day after the Closing Date.
     ------------------

     Effectiveness Period:  See Section 3(a).
     --------------------

     Event Date:  See Section 4(b).
     ----------

     Exchange Act:  The Securities Exchange Act of 1934, as amended, and the
     ------------
rules and regulations of the SEC promulgated thereunder.

     Exchange Offer:  See Section 2(a).
     --------------

     Exchange Registration Statement:  See Section 2(a).
     -------------------------------

     Exchange Securities:  See Section 2(a).
     -------------------

     Filing Date:  The 90th day after the Closing Date.
     -----------

     Guarantors:  See the introductory paragraph to this Agreement.
     ----------

     Holder: Any record holder of Registrable Securities and each Market Maker
     ------
holding Securities, Exchange Securities or Private Exchange Securities from time to time.

     Indemnified Person:  See Section 7.
     ------------------

     Indemnifying Person:  See Section 7.
     -------------------

     Indenture: The Indenture, dated as of November 14, 2001, among the Company,
     ---------
the Guarantors and The Bank of New York, as trustee, pursuant to which the Securities are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

     Initial Purchasers:  See the introductory paragraph to this Agreement.
     ------------------

     Initial Shelf Registration:  See Section 3(a).
     --------------------------

     Inspectors:  See Section 5(p).
     ----------

     Issue Date:  November 14, 2001, the original issue date of the Securities.
     ----------

     Issuers:  See the introductory paragraph to this Agreement.
     -------

     Market Makers:  See Section 11(a).
     -------------

     Market Making:  See Section 11(j).
     -------------

     Market Maker Termination Notice:  See Section 11(j).
     -------------------------------

     NASD:  See Section 5(t).
     ----

     Notes:  See the preamble to this Agreement.
     -----

     Participant:  See Section 7.
     -----------

     Participating Broker-Dealer:  See Section 2(b).
     ---------------------------

     Person: An individual, corporation, limited or general partnership, joint
     ------
venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Private Exchange:  See Section 2(b).
     ----------------

     Private Exchange Securities:  See Section 2(b).
     ---------------------------

     Prospectus: The prospectus included in any Registration Statement
     ----------
(including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities, Exchange Securities or Private Exchange Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     Records:  See Section 5(p).
     -------

     Registrable Securities: The Securities, upon original issuance thereof
     ----------------------
and at all times subsequent thereto, each Exchange Security as to which Section 2(c)(1)(i) hereof is applicable upon original issuance and at all times subsequent thereto and, if issued, the Private Exchange Securities, until, in the case of any such Securities, Exchange Securities or Private Exchange Securities, as the case may be, (i) a Registration Statement (other than, with respect to any Exchange Security as to which Section 2(c)(1)(i) hereof is applicable, the Exchange Registration Statement) covering such Securities, Exchange Securities or Private Exchange Securities has been declared effective by the SEC and such Securities, Exchange Securities or Private Exchange Securities, as the case may be, have been disposed of in accordance with such effective Registration Statement, (ii) such Securities, Exchange Securities or Private Exchange Securities, as the case may be, can be sold in compliance with Rule 144(k) or are otherwise sold pursuant to Rule 144, or (iii) such Securities, Exchange Securities or Private Exchange Securities, as the case may be, cease to be outstanding.

     Registration Statement: Any registration statement of the Issuers, and the
     ----------------------
Guarantors, including, but not limited to, the Exchange Registration Statement and any registration statement required pursuant to Article 11 hereof, that covers any of the Securities, Exchange Securities or Private Exchange Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     Rule 144: Rule 144 promulgated under the Securities Act, as such Rule may
     --------
be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

     Rule 144A: Rule 144A promulgated under the Securities Act, as such Rule may
     ---------
be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

     Rule 415: Rule 415 promulgated under the Securities Act, as such Rule may
     --------
be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

     SEC:  The Securities and Exchange Commission.
     ---

     Securities:  See the preamble to this Agreement.
     ----------

     Securities Act:  The Securities Act of 1933, as amended, and the rules and
     --------------
regulations of the SEC promulgated thereunder.

     Shelf Notice:  See Section 2(c).
     ------------

     Shelf Registration:  See Section 3(b).
     ------------------

     Subsequent Shelf Registration:  See Section 3(b).
     -----------------------------

     TIA:  The Trust Indenture Act of 1939, as amended.
     ---

     Trustee:  The trustee as defined in the Indenture and, if existent, the
     -------
trustee under any indenture governing the Exchange Securities and Private Exchange Securities (if any).

     Underwritten registration or underwritten offering: A registration in
     --------------------------------------------------
connection with which Registrable Securities are sold to an underwriter for reoffering to the public pursuant to an effective Registration Statement.

2.        Exchange Offer
          --------------

            (a) To the extent not prohibited by any applicable law and permitted by an applicable interpretation of the Staff of the SEC, the Issuers agree to file with the SEC as soon as practicable after the Closing Date, but in no event later than the Filing Date, an offer to exchange (the "Exchange Offer") any and all of the Registrable Securities for a like
      --------------
     aggregate principal amount of debt securities of the Company which are identical in all material respects to the Notes and guaranteed by the Guarantors with terms identical in all material respects to the Guarantees (the "Exchange Securities") (and which are entitled to the benefits of the
           -------------------
     Indenture (with only such changes as are necessary to comply with any requirements of the SEC to effect or maintain the qualification of the Indenture under the TIA) and which will be qualified under the TIA), except that the Exchange Securities shall have been registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon. The Issuers agree to use their commercially reasonable efforts to keep the Exchange Offer open for at least 20 business days (or longer if required by applicable law) after the date notice of the Exchange Offer is mailed to Holders and to consummate the Exchange Offer on or prior to the Consummation Date. The Exchange Offer will be registered under the Securities Act on the appropriate form (the "Exchange
                                                            --------
     Registration Statement") and will comply with all applicable tender offer
     ----------------------
     rules and regulations under the Exchange Act. If after such Exchange Registration Statement is initially declared effective by the SEC, the Exchange Offer or the issuance of the Exchange Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court such Exchange Registration Statement shall be deemed not to have become effective for purposes of this Agreement until the offering of the Registrable Securities pursuant to such Exchange Registration Statement may legally resume. Each Holder who participates in the Exchange Offer will be deemed to represent that any Exchange Securities received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any person to participate in the distribution of the Exchange Securities in violation of the provisions of the Securities Act, and that such Holder is not an affiliate of the Company within the meaning of Rule 501(b) of Regulation D under the Securities Act and such Holder has full power and authority to exchange the Registrable Securities in exchange for the Exchange Securities. Upon consummation of the Exchange Offer in accordance with this Section 2, the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Registrable
                        ----------------
     Securities that are Private Exchange Securities and Exchange Securities held by Participating Broker-Dealers and any Securities held by a Market Maker, and the Issuers shall have no further obligation to register Registrable Securities (other than Private Exchange Securities, Securities held by a Market Maker in accordance with Section 11 hereof, and Exchange Securities as to which clause (c)(1)(i) hereof applies) pursuant to Section 3 of this Agreement. No securities other than the Exchange Securities shall be included in the Exchange Registration Statement.

            (b) The Issuers shall include within the Prospectus contained in the Exchange Registration Statement one or more section(s) reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the Staff of the SEC (which are available to the Issuers) with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities received by such broker-dealer in the Exchange Offer (a "Participating
                                                              -------------
     Broker-Dealer"), whether such positions or policies have been publicly
     -------------
     disseminated by the Staff of the SEC or such positions or policies, in the reasonable judgment of the Initial Purchasers, represent the prevailing views of the Staff of the SEC, subject in the case of unpublished positions or policies of the Staff of the SEC, to the reasonable concurrence of counsel to the Company. Such section(s) shall also allow the use of the prospectus by all persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Securities.

         The Issuers shall use their commercially reasonable efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided that such period shall not exceed 180
                                --------
days (or such longer period if extended pursuant to the last paragraph of
Section 5) (the "Applicable Period").
                 -----------------

         If, prior to consummation of the Exchange Offer, an Initial Purchaser holds any Securities acquired by them and having the status of an unsold allotment in the initial distribution or if any Market Maker holds any Securities (whether acquired in market making activities or having the status of an unsold allotment), the Issuers shall upon the request of such Initial Purchaser, simultaneously with the delivery of the applicable Exchange Securities in the Exchange Offer, issue and deliver to such Initial Purchaser, in exchange (the "Private Exchange") for the Securities held by the Initial
                  ----------------
Purchaser, a like principal amount of debt securities of the Company that are identical in all material respects to the Exchange Securities (the "Private
                                                                    -------
Exchange Securities") (and which are issued pursuant to the Indenture) except
-------------------
for the placement of a restrictive legend on such Private Exchange Securities. If possible, the Private Exchange Securities shall bear the same CUSIP number as the Exchange Securities. Interest on the Exchange Securities and Private Exchange Securities will accrue from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the Issue Date.

         (c) If (1) prior to the consummation of the Exchange Offer, the Company reasonably determines in good faith or Holders of at least a majority in aggregate principal amount of the Registrable Securities notify the Company that they have reasonably determined in good faith that (i) in the opinion of counsel, the Exchange Securities would not, upon receipt, be tradable by such Holders who are not affiliates of the Company without restriction under the Securities Act and without restrictions under applicable blue sky or state securities laws or (ii) in the opinion of counsel, the SEC is unlikely to permit the consummation of the Exchange Offer and/or (2) subsequent to the consummation of the Private Exchange, holders of at least a majority in aggregate principal amount of the Private Exchange Securities so request with respect to the Private Exchange Securities and/or (3) the Exchange Offer is commenced and not consummated prior to the 45th day following the Consummation Date for any reason, then the Company shall promptly deliver to the Holders and the Trustee notice thereof (the "Shelf Notice") and shall thereafter file an Initial Shelf
                   ------------
     Registration as set forth in Section 3 (which only in the circumstances contemplated by clause (2) of this sentence will relate solely to the Private Exchange Securities) pursuant to Section 3. The parties hereto agree that, following the delivery of a Shelf Notice to the Holders of Registrable Securities (only in the circumstances contemplated by clauses
     (1) and/or (3) of the preceding sentence), the Issuers shall not have any further obligation to conduct the Exchange Offer or the Private Exchange under this Section 2.

3.       Shelf Registration
         ------------------

         If a Shelf Notice is delivered as contemplated by Section 2(c), then:

        (a)  Initial Shelf Registration. The Issuers shall as promptly as
             --------------------------
     reasonably practicable prepare and file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities (the "Initial Shelf
                                                          -------------
     Registration"). If the Issuers shall have not yet filed an Exchange Offer,
     ------------
     the Issuers shall use their commercially reasonable efforts to file with the SEC the Initial Shelf Registration on or prior to the Filing Date. Otherwise, the Issuers shall use their commercially reasonable efforts to file with the SEC the Initial Shelf Registration within 45 days of the delivery of the Shelf Notice. The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Securities for resale by such holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Issuers shall not permit any securities other than the Registrable Securities to be included in the Initial Shelf Registration or any Subsequent Shelf Registration. The Issuers shall use their commercially reasonable efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act on or prior to the 60th day after the filing thereof with the SEC and to use commercially reasonable efforts to keep the Initial Shelf Registration continuously effective under the Securities Act until the date on which the Securities are no longer "restricted securities" (within the meaning of Rule 144 under the Act) (subject to extension pursuant to the last paragraph of Section 5 hereof) (the "Effectiveness Period"), or such shorter period ending when (i) all
           --------------------
     Registrable Securities covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration or (ii) a Subsequent Shelf Registration covering all of the Registrable Securities has been declared effective under the Securities Act.

        (b)  Subsequent Shelf Registrations. If the Initial Shelf Registration
             ------------------------------
     or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Issuers shall use their commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Securities (a "Subsequent Shelf Registration"). If a Subsequent
                                -----------------------------
     Shelf Registration is filed, the Issuers shall use their commercially reasonable efforts to (i) cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and (ii) keep such Registration Statement continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registration was previously continuously effective. As used herein the term "Shelf Registration" means the Initial Shelf Registration and any Subsequent Shelf Registration.

        (c)  Supplements and Amendments. The Issuers shall promptly supplement
             --------------------------
     and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by any underwriter of such Registrable Securities.

        (d)  Provision by Holders of Certain Information in Connection with the
             ------------------------------------------------------------------
     Self Registration Statement. No Holder of Registrable Securities may
     ---------------------------
     include any of its Registrable Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 10 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Registrable Securities shall be entitled to Additional Interest pursuant to Section 4 hereof unless and until such Holder shall have provided all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading and not to omit any material fact.

4.      Additional Interest
        -------------------

          (a) The Issuers and the Initial Purchasers agree that the Holders of Registrable Securities will suffer damages if the Issuers fail to fulfill their obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuers, jointly and severally, agree to pay, as liquidated damages, additional interest on the Registrable Securities ("Additional Interest") under the circumstances and to the extent set forth
       -------------------
     below (each of which shall be given independent effect and shall not be duplicative except as otherwise provided below):

          (i) if neither the Exchange Registration Statement nor the Initial Shelf Registration has been filed on or prior to the Filing Date, Additional Interest shall accrue on the Registrable Securities over and above the stated interest at a rate of .25% per annum for the first 90 days immediately following the Filing Date, such Additional Interest rate increasing by an additional .25% per annum at the beginning of each subsequent 90-day period;

          (ii) if neither the Exchange Registration Statement nor the Initial Shelf Registration is declared effective by the SEC on or prior to the Effectiveness Date, Additional Interest shall accrue on the Registrable Securities included or which should have been included in such Registration Statement over and above the stated interest at a rate of .25% per annum for the first 90 days immediately following the day after the Effectiveness Date, such Additional Interest rate increasing by an additional .25% per annum at the beginning of each subsequent 90-day period; and

          (iii) if (A) the Company has not exchanged Exchange Securities for all Securities validly tendered in accordance with the terms of the Exchange Offer on or prior to the Consummation Date or (B) the Exchange Registration Statement ceases to be effective at any time prior to the time that the Exchange Offer is consummated or (C) if applicable, the Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period, then Additional Interest shall accrue on the Registrable Securities (over and above the stated interest rate otherwise payable on the Registrable Securities) at a rate of .25% per annum for the first 90 days commencing on the (x) 151st day after the Issue Date, in the case of (A) above, or (y) the day the Exchange Registration Statement ceases to be effective in the case of (B) above, or (z) the day such Shelf Registration ceases to be effective in the case of (C) above, such Additional Interest rate increasing by an additional .25% per annum at the beginning of each such subsequent 90-day period;

provided, that the Additional Interest rate on the Registrable Securities may
--------
not exceed at any one time in the aggregate 1.0% per annum; and provided,
                                                                --------
further, that (1) upon the filing of the Exchange Registration Statement or a
-------
Shelf Registration as required hereunder (in the case of clause (i) of this Section 4), (2) upon the effectiveness of the Exchange Registration Statement or the Shelf Registration as required hereunder (in the case of clause (ii) of this Section 4), or (3) upon the exchange of Exchange Securities for all Notes tendered (in the case of clause (iii)(A) of this Section 4), or upon the effectiveness of the Exchange Registration Statement which had ceased to remain effective (in the case of (iii)(B) of this Section 4), or upon the effectiveness of the Shelf Registration which had ceased to remain effective (in the case of (iii)(C) of this Section 4), Additional Interest on the Registrable Securities as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue. It is understood and agreed that, notwithstanding any provision to the contrary, so long as any Registrable Security is then covered by an effective Shelf Registration Statement (regardless of whether a Blocking Period is in effect), no Additional Interest shall accrue on such Registrable Security.

          (b) The Company shall notify the Trustee within three business days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). The Issuers
                                                     ----------
     shall pay the Additional Interest due on the Registrable Securities by depositing with the Trustee, in trust, for the benefit of the Holders thereof, on or before the applicable semi-annual interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due to Holders of Registrable Securities. The Additional Interest amount due shall be payable on each such date to the record Holder of Registrable Securities on November 1 or May 1, as the case may be, immediately preceding such semi-annual interest payment date (or the calendar date which would be a semi-annual interest payment date if cash interest were then payable on the Registrable Securities). The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the affected Registrable Securities of such Holders, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed including the first day but excluding the last day of such period), and, the denominator of which is 360. Each obligation to pay Additional Interest shall be deemed to accrue immediately following the occurrence of the applicable Event Date. The parties hereto agree that the Additional Interest provided for in this Section 4 constitutes a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities by reason of the failure of a Shelf Registration or Exchange Offer to be filed or declared effective, an Exchange Offer to be consummated or a Shelf Registration to remain effective, as the case may be, in accordance with this Section 4.

5.        Registration Procedures
          -----------------------

          In connection with the registration of any Registrable Securities pursuant to Sections 2 or 3 hereof and the sale of Exchange Securities from time to time by the Market Makers, the Issuers shall effect such registrations to permit the sale of Registrable Securities, and in accordance with Section 11 the sale by the Market Makers of Exchange Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Issuers shall:

          (a) Use their commercially reasonable efforts to prepare and file with the SEC, as soon as practicable after the date hereof but in any event prior to the Filing Date in the case of the Exchange Registration Statement and the 45th day following the Consummation Date in the case of the Shelf Registration Statement, a Registration Statement or Registration Statements as prescribed by Section 2 or 3, and to use their commercially reasonable efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided that, if (1) such filing is
                                          --------
     pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuers shall upon written request furnish to and afford the Holders of the Registrable Securities (which in the case of Registrable Securities in the form of global certificates shall be The Depository Trust Company ("DTC") and each such Participating Broker-Dealer,
                                ---
     as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus; the Issuers shall not be deemed to have used their commercially reasonable efforts to keep a Registration Statement effective during the Applicable Period if either of them voluntarily takes any action that would result in selling Holders of the Registrable Securities covered thereby or Participating Broker-Dealers seeking to sell Exchange Securities not being able to sell such Registrable Securities or such Exchange Securities during that period unless such action is required by applicable law or unless the Issuers comply with this Agreement, including without limitation, the provisions of paragraph 5(k) hereof and the last paragraph of this Section 5.

               (c) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, notify the selling Holders of Registrable Securities, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, who have provided the Issuers with their names and addresses promptly (but in any event within two business days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) of the receipt by the Issuers of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities or the Exchange Securities to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (iv) of the happening of any event or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (v) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

               (d) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, use their commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities or the Exchange Securities to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use their commercially reasonable efforts to obtain the withdrawal of any such order at the earliest possible moment.

          (e) If a Shelf Registration is filed pursuant to Section 3 and if reasonably requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Registrable Securities being sold in connection with an underwritten offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters, if any, or such Holders or counsel reasonably request to be included therein, or (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; provided that the Company shall not
                                             --------
     be required to take any action pursuant to this Section 5(c) that would, in the reasonable opinion of counsel for the Company, violate applicable law.

          (f) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, furnish to each selling Holder of Registrable Securities and to each such Participating Broker-Dealer who so requests and to counsel and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement or Statements and each post-effective amendment thereto, including financial statements and schedules, and if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

          (g) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, deliver to each selling Holder of Registrable Securities, or each such Participating Broker-Dealer, as the case may be, their counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus, if requested) and each amendment or supplement thereto (provided the manner of such use complies with all applicable federal securities laws, the rules and regulations of the SEC and applicable state securities "Blue Sky" laws and subject to the provisions of this Agreement) and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Issuers hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Registrable Securities or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Securities covered by or the sale by Participating Broker-Dealers of the Exchange Securities pursuant to such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Securities or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, to use their commercially reasonable efforts to register or qualify, and to cooperate with the selling Holders of Registrable Securities or each such Participating Broker-Dealer, as the case may be, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriters reasonably request in writing; provided that where
                                                          --------
     Exchange Securities held by Participating Broker-Dealers or Registrable Securities are offered other than through an underwritten offering, the Issuers agree to cause their counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this
     Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other reasonable acts or things necessary or advisable to enable the disposition in such jurisdictions of the Exchange Securities held by Participating Broker-Dealers or the Registrable Securities covered by the applicable Registration Statement; provided that neither of the Issuers shall be
                             --------
     required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction.

          (i) If a Shelf Registration is filed pursuant to Section 3, reasonably cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with DTC; and enable such Registrable Securities to be registered in such names as the managing underwriter or underwriters, if any, or Holders may request at least two business days prior to any sale of Registrable Securities.

               (j) Use their commercially reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other United States governmental agencies or authorities of the United States as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Issuers will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

               (k) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(iv) or 5(c)(v) above, as promptly as practicable prepare and (subject to Section 5(a) above) file with the SEC, solely at the expense of the Issuers, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder or to the purchasers of the Exchange Securities to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

       (l) In connection with an underwritten public offering, use their commercially reasonable efforts to cause the Registrable Securities covered by a Registration Statement or the Exchange Securities, as the case may be, to be rated, or, if previously rated, updated, with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement or the Exchange Securities, as the case may be, or the managing underwriters, if any.

               (m) Prior to the consummation of the offering pursuant to the first Registration Statement relating to the Registrable Securities, (i) provide the Trustee with printed certificates for the Registrable Securities in a form eligible for deposit with DTC and (ii) provide a CUSIP number for the Registrable Securities.

               (n) Use their reasonable best efforts to cause all Registrable Securities covered by such Registration Statement or the Exchange Securities, as the case may be, to be listed on each securities exchange, if any, on which similar securities issued by either of the Issuers are then listed.

               (o) In connection with an underwritten offering of Registrable Securities pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection, (i) make such representations and warranties to the underwriters, with respect to the business of the Company and its subsidiaries, if any, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when reasonably requested; (ii) obtain an opinion of counsel to the Issuers and updates thereof in form and substance reasonably satisfactory to the managing underwriters (if any), addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by underwriters; (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as may be reasonably requested by underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

          (p) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, make available for inspection by any selling Holder of such Registrable Securities being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept,
                         ----------
     during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, if any (collectively, the "Records"), as shall be reasonably
                                              -------
     necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries, if any to supply all information in each case reasonably requested by any such Inspector in connection with such Registration Statement, as shall be reasonably necessary to enable the Inspectors to conduct a reasonable investigation within the meaning of
     Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers and such selling Holders by you and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 6 hereof; provided, further, that Records designated, in good faith, by the Company as confidential at the time of delivery shall be kept confidential by the Inspectors, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuers unless and until such is made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the Records deemed confidential.

          (q) Provide an indenture trustee for the Registrable Securities or the Exchange Securities, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a), as the case may be, to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Securities; and in connection therewith, cooperate with the trustee under any such indenture and the holders of the Registrable Securities, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use their commercially reasonable efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

          (r) Comply in all material respects with all applicable rules and regulations of the SEC and make generally available to their securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 90 days after the end of any 12-month period (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Shelf Registration Statement, which statements shall cover said 12-month periods.

          (s) If an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company shall mark, or caused to be marked, on such Registrable Securities that such Registrable Securities are being cancelled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall such Registrable Securities be marked as paid or otherwise satisfied.

          (t) Reasonably cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").
                                                                ----

          (u) Use their commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.

          (v) Upon consummation of an Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Company and the Guarantor, in a form customary for underwritten offerings of debt securities similar to the Securities, addressed to the Trustee solely for the benefit of the Trustee, and not for the benefit of Holders of Registrable Securities participating in the Exchange Offer or the Private Exchange, as the case may be, and which includes an opinion that (i) each of the Company and the Guarantors has duly authorized, executed and delivered the Exchange Securities and Private Exchange Securities and the related indenture and (ii) each of the Exchange Securities or the Private Exchange Securities, as the case may be, and related indenture constitute a legal, valid and binding obligation of each of the Company and the Guarantors, enforceable against each of the Company and the Guarantors in accordance with its respective terms (with customary exceptions).

          The Issuers may require each seller of Registrable Securities or Participating Broker-Dealer as to which any registration is being effected to furnish to the Issuers such information regarding such seller or Participating Broker-Dealer and the distribution of such Registrable Securities or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, as the Issuers may, from time to time, reasonably request. The Issuers may exclude from such registration the Registrable Securities of any seller or Participating Broker-Dealer who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration is being effected is deemed to agree to furnish promptly to the Issuers all information required to be disclosed in order to make the information previously furnished to the Issuers by such seller not materially misleading.

          Each Holder of Registrable Securities, each Market Maker holding Exchange Securities, and each Participating Broker-Dealer agrees by acquisition of such Securities to be sold by such Holder, Participating Broker-Dealer or Market Maker, as the case may be, that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(iv), or 5(c)(v), such Holder will forthwith discontinue disposition of Securities or Exchange Securities covered by any such Registration Statement or Prospectus or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k), or until it is advised in writing (the "Advice") by the Company that the
                                              ------
use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Company shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) or (y) the Advice. Each Holder of Registrable Securities, each Participating Broker-Dealer and each Market Maker, further agrees, by acquisition of such Securities, Registrable Securities or Exchange Securities to be sold by such Holder, Participating Broker-Dealer or Market-Maker, as the case may be, that upon receipt of a Blocking Notice from the Company, such Holder, Participating Broker-Dealer or Market Maker will forthwith discontinue disposition of such Securities, Registrable Securities, or Exchange Securities, as the case may be, during the Blocking Period. In no event may a Blocking Notice be delivered prior to the consummation of the Exchange Offer and, thereafter, only one Blocking Notice may be delivered pursuant to this Agreement during any period of 180 consecutive days. The Company shall promptly send each Holder, Participating Broker-Dealer or Market Maker, as applicable, written notice (a "Blocking Termination Notice"), at the earliest
                               ---------------------------
possible time that they determine, in good faith that, (x) the transaction or negotiations that are subject to such Blocking Notice have been publicly disclosed, (y) such non-public information has been publicly disclosed, or (z) counsel to the Company has determined that such disclosure is not required due to subsequent events.

6.        Registration Expenses
          ---------------------

           (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Issuers shall be borne by the Issuers, jointly and severally, whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Securities or Exchange Securities and determination of the eligibility of the Registrable Securities or Exchange Securities for investment under the laws of such jurisdictions in the United States (x) where the holders of Registrable Securities are located, in the case of the Exchange Securities, or (y) as provided in Section 5(h), in the case of Registrable Securities or Exchange Securities to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) reasonable printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities or Exchange Securities in a form eligible for deposit with DTC and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or, in respect of Registrable Securities or Exchange Securities to be sold by any Participating Broker-Dealer during the Applicable Period, by the Holders of a majority in aggregate principal amount of the Registrable Securities included in any Registration Statement or of such Exchange Securities, as the case may be), (iii) messenger, telephone and delivery expenses incurred by the Issuers, (iv) reasonable fees and disbursements of counsel for the Issuers and fees and disbursements of special counsel for the sellers of Registrable Securities (subject to the provisions of Section 6(b)), (v) reasonable fees and disbursements of all independent certified public accountants referred to in Section 5(o)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) rating agency fees, (vii) Securities Act liability insurance, if the Issuers desire such insurance, (viii) reasonable fees and expenses of all other Persons retained by any of the Issuers, (ix) internal expenses of the Issuers (including, without limitation, all salaries and expenses of officers and employees of the Issuers performing legal or accounting duties), (x) the expense of any annual audit, (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, if applicable, (xii) the reasonable expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement, (xiii) reasonable fees and expenses of the Trustee (including reasonable fees and expenses of counsel to the Trustee) and (ix) as provided in Section 11.

            (b) In connection with any Shelf Registration hereunder, the Issuers shall reimburse the Holders of the Registrable Securities being registered in such registration for the reasonable fees and disbursements of not more than one counsel chosen by the Holders of a majority in aggregate principal amount of the Registrable Securities to be included in such Registration Statement. Such Holders shall be responsible for all reasonable out-of-pocket expenses of the Holders of Registrable Securities incurred in connection with the registration of the Registrable Securities.

7.        Indemnification
          ---------------

          The Issuers, jointly and severally, agree to indemnify and hold harmless (i) each Holder of Registrable Securities, (ii) each Participating Broker-Dealer selling Exchange Securities during the Applicable Period, (iii) each Market Maker, and the officers and directors of each such person included in the immediately preceding clauses (i), (ii), and (iii), and each person, if any, who controls any such person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from
                                                           -----------
and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Issuers shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Company in writing by such Participant expressly for use therein; provided that the foregoing
                                            --------
indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Participant (or to the benefit of any person controlling such Participant) from whom the person asserting any such losses, claims, damages or liabilities purchased Registrable Securities or Exchange Securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is completely remedied in the related Prospectus (as amended or supplemented if the Issuers shall have furnished any amendments or supplements thereto) and a copy of the related Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the sale of such Registrable Securities or Exchange Securities, as the case may be, to such person.

          Each Participant will be required to agree, severally and not jointly, to indemnify and hold harmless the Issuers, their directors, their officers and each person who controls the Issuers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuers to each Participant, but only with reference to information relating to such Participant furnished to the Company in writing by such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Securities giving rise to such obligations.

          If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly
                                            ------------------
notify the person against whom such indemnity may be sought (the "Indemnifying
                                                                  ------------
Person") in writing, and the Indemnifying Person, upon request of the
------
Indemnified Person, shall retain counsel satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses actually incurred by such counsel related to such proceeding, provided that the failure
                                                     --------
to so notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and only to the extent that such failure directly results in the loss or compromise of any material rights or defenses). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any appropriate local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Participants and such control persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Securities sold by all such Participants and any such separate firm for the Issuers, their directors, their officers and such control persons of the Issuers shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final non-appealable judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested in writing an Indemnifying Person to reimburse the Indemnified Person for fees and expenses actually incurred by counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such Indemnifying Person of the aforesaid written request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person for all reasonable fees and expenses of such counsel in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

     If the Indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Issuers on the one hand and the Participants on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Issuers on the one hand and the Participants on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or by the Participants and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The parties shall agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation
                                                           --------
(even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Securities exceeds the amount of any damages that such Participant has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     The indemnity and contribution agreements contained in this Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

8.   Rule 144 and Rule 144A
     ----------------------

     Each of the Issuers shall use their commercially reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time the Issuers are not required to file such reports, they shall, upon the request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 and Rule 144A under the Securities Act. The Issuers further covenant to take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC.

9.   Underwritten Registrations
     --------------------------

     If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Securities included in such offering and reasonably acceptable to the Company.

     No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10.     Miscellaneous
        -------------

          (a)   Remedies. In the event of a breach by the Issuers of any of
                --------
     their obligations under this Agreement, each Holder of Registrable Securities and each Market Maker, in addition to being entitled to exercise all rights provided herein, in the Indenture or, in the case of the Initial Purchasers, in the Purchase Agreement or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Issuers agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, they shall waive the defense that a remedy at law would be adequate.

          (b)   No Inconsistent Agreements. The Issuers have not, as of the date
                --------------------------
     hereof, entered and shall not, after the date of this Agreement, enter into any agreement with respect to any of their securities that is inconsistent with the rights granted to the Holders of Registrable Securities or the Market Makers in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

          (c)   Adjustments Affecting Registrable Securities. The Issuers shall
                --------------------------------------------
     not, directly or indirectly, take any action with respect to the Registrable Securities as a class that would adversely affect the ability of the Holders of Registrable Securities or the Market Makers to include Registrable Securities or Exchange Securities in a registration undertaken pursuant to this Agreement.

          (d)   Amendments and Waivers. The provisions of this Agreement,
                ----------------------
     including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority of the then outstanding aggregate principal amount of Registrable Securities (and, in the case of Section 11, each Market Maker). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities or of the Market Makers whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders may be given by Holders of at least a majority in aggregate principal amount of the Registrable Securities being sold by such Holders pursuant to such Registration Statement, (and, in the case of Section 11, each Market Maker), provided that the provisions
                                                    --------
     of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (e)   Notices. All notices and other communications (including without
                -------
     limitation any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

          (i) if to a Holder, at the most current address given by the Trustee to the Company;

          (ii) if to the Market Makers, to J.P. Morgan Securities Inc. at 270 Park Avenue, New York, New York 10017 (telecopy: (212) 270-0994);
     Attention: Laura Yachimski; and Merrill Lynch, Pierce, Fenner & Smith Incorporated, 222 Broadway, 5/th/ Floor, New York, New York 10038 (telecopy: (212) 670-4802); Attention: Lex Maultsby; and

          (iii) if to the Issuers, at Triton PCS, Inc., 1100 Cassatt Road, Berwyn, Pennsylvania 19312, Attention: Chief Executive Officer; with a copy to Dow, Lohnes & Albertson PLLC, One Ravina Drive, Atlanta, Georgia 30346,
     Attention: Thomas D. Twedt.

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if telecopied.

     Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the trustee under the Indenture at the address specified in such Indenture.

          (f)  Successors and Assigns. This Agreement shall inure to the benefit
               ----------------------
     of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities; provided that,
                                                               --------
     with respect to the indemnity and contribution agreements in Section 7, each Holder of Registrable Securities subsequent to the Initial Purchasers shall be bound by the terms thereof if such Holder elects to include Registrable Securities in a Shelf Registration; provided that this
                                                     --------
     Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assignee holds Registrable Securities or is a successor or assignee of a Market Maker.

          (g)  Counterparts. This Agreement may be executed in any number of
               ------------
     counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h)  Headings. The headings in this Agreement are for convenience of
               --------
     reference only and shall not limit or otherwise affect the meaning hereof.

          (i)  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
     IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          (j)  Severability. If any term, provision, covenant or restriction of
               ------------
     this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (k)  Entire Agreement. This Agreement is intended by the parties as a
               ----------------
     final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.

          (l)  Securities Held by the Company or Its Affiliates. Whenever the
               ------------------------------------------------
     consent or approval of holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) other than the Market Makers shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (m)  Subsidiary Guarantor a Party. Immediately upon the designation of
               ----------------------------
     any subsidiary of the Company as a Guarantor (as defined in the Indenture), the Company shall cause such Guarantor to guarantee the obligations of the Company hereunder (including, without limitation, the obligation to pay Additional Interest, if any, pursuant to the terms of Section 4 hereof), by executing and delivering to the Initial Purchasers an appropriate amendment to this Agreement.

11.     Additional Agreements
        ---------------------

Except during a Blocking Period, the Company will, for the sole benefit of J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp., Credit Lyonnais Securities (USA) Inc., Credit Suisse First Boston Corporation, Dresdner Kleinwort Wasserstein-Grantchester, Inc., Fleet

Securities, Inc., Morgan Stanley & Co. Incorporated, NatCity Investments, Inc., Salomon Smith Barney Inc., Scotia Capital Markets (USA) Inc., SunTrust Capital Markets, Inc. and TD Securities (USA) Inc. (each, a "Market Maker" and together
                                                     ------------
the "Market Makers"), for so long as (i) any of the Securities are outstanding
     -------------
and (ii) the Market Makers or any of their Affiliates (as defined in the rules and regulations of the SEC under the Securities Act) would be, in the opinion of counsel for either of the Market Makers, required to deliver a Prospectus in connection with their market making activities as they relate to the Securities, the Exchange Securities or the Private Exchange Securities:

          (i) (A) On the date that the Exchange Offer Registration Statement is filed with the SEC, file a Registration Statement (which may be the Exchange Offer Registration Statement or the Shelf Registration Statement if permitted by the rules and regulations of the SEC) covering sales of the Securities, Exchange Securities or Private Exchange Securities by the Market Makers, use its reasonable best efforts to cause such Registration Statement to be declared effective by the SEC on or prior to the consummation of the Exchange Offer and periodically amend such Registration Statement so that the information contained in the Registration Statement complies with the requirements of Section 10(a) under the Securities Act;
     (B) if requested in writing by any Market Maker, within 45 days following the end of the Company's most recent fiscal quarter, file a supplement to the Prospectus which sets forth the financial results of the Company for the previous quarter; (C) amend the Registration Statement or supplement the Prospectus when necessary to reflect any material changes in the information provided therein; and (D) amend the Registration Statement when required to do so in order to comply with Section 10(a)(3) of the Securities Act; provided that (1) prior to filing any post-effective
                     --------
     amendment to the Registration Statement or any supplement to the Prospectus, the Company will furnish to each Market Maker that is required to deliver a Prospectus in connection with their market making activities, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review of each Market Maker and its counsel, (2) the Company will not file any post-effective amendment to the Registration Statement or any supplement to the Prospectus to which each Market Maker and its counsel shall reasonably object in writing within three business days of receipt and (3) the Company will provide each Market Maker and its counsel with the number of copies of each amendment or supplement filed as the Market Makers shall reasonably request.

          (ii) Promptly upon the Company satisfying the eligibility criteria for use of Form S-3 under the Securities Act, file a post-effective amendment to the Registration Statement to convert it from a Form S-1 to a Form S-3 registration statement.

          (iii) Notify each Market Maker, and (if requested by any such Market Maker) confirm such advice in writing, (A) when any Prospectus supplement or amendment or post-effective amendment to the Registration Statement has been filed, and, with respect to any post-effective amendment, when the same has become effective; (B) of any request by the SEC for any post-effective amendment to the Registration Statement, any supplement or amendment to the Prospectus or for additional information; (C) the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; (E) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any amendment or supplement thereto untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any amendment or supplement thereto, in order to make the statements therein not misleading; and (F) of any advice from a nationally recognized statistical rating organization that such organization has placed the Company under surveillance or review with negative implications or has determined to downgrade the rating of the Securities or the Exchange Securities or any other debt obligation of the Company whether or not such downgrade shall have been publicly announced.

          (iv) Furnish to each Market Maker, without charge, (i) at least one conformed copy of any post-effective amendment to the Registration Statement; and (ii) as many copies of any amendment or supplement to the Prospectus as the Market Makers may request.

          (v) Consent to the lawful use of the Prospectus or any amendment or supplement thereto by the Market Makers in connection with the offering and sale of the Securities.

          (vi) For so long as the Securities shall be outstanding, furnish to the Market Makers (A) as soon as practicable after the end of each fiscal year, the number of copies reasonably requested by the Market Makers of the Company's annual report to stockholders for such year, and (B) as soon as available, the number of copies reasonably requested by the Market Makers of each report (including, without limitation, Reports on Forms 10-K, 10-Q and 8-K) or definitive proxy statements of the Company filed under the Exchange Act or mailed to stockholders.

          (vii) In the event of the issuance of any stop order suspending the effectiveness of the Registration Statement or of any order suspending the qualification of the Securities or the Exchange Securities for sale in any jurisdiction, to use promptly its best efforts to obtain its withdrawal.

          (b) The Company represents that any post-effective amendments to the Registration Statement, any amendments or supplements to the Prospectus and any documents filed under the Exchange Act will, when they become effective or are filed with the SEC, as the case may be, conform in all respects to the requirements of the Securities Act and the rules and regulations of the SEC thereunder and will not, as of the effective date of such post-effective amendments and as of the filing date of amendments or supplements to the Prospectus or filings under the Exchange Act contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to
                 --------
     information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Market Makers specifically for inclusion therein, which information the parties hereto agree will be limited to the statements concerning the market-making activities of the Market Makers to be set forth on the cover page and in the "Plan of Distribution" section of the Prospectus.

          (c) Each time that the Registration Statement or Prospectus shall be amended or the Prospectus shall be supplemented, the Company shall, concurrently with such amendment or supplement, if reasonably requested by any of the Market Makers, furnish the Market Makers and their counsel with a certificate of its Chairman of the Board or its President and its chief financial officer to the effect that:

          (i) The Registration Statement has been declared effective and such amendment has become effective under the Securities Act as of the date and time specified in such certificate; such amendment to the Prospectus (or such supplement to the Prospectus, as the case may be) was filed with the SEC pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such certificate on the date specified therein; and, to the knowledge of such officers, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the SEC; and

          (ii) Such officers have carefully examined the Registration Statement and the Prospectus and such amendment or supplement thereto and, in their opinion, as of the date of such amendment or supplement, the Registration Statement and the Prospectus, as amended or supplemented, as the case may be, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) Each time that the Registration Statement or Prospectus shall be amended or the Prospectus shall be supplemented, the Company shall, concurrently with such amendment or supplement, if reasonably requested by any Market Maker, furnish the Market Makers and their counsel with the written opinion of counsel for the Company satisfactory to the Market Maker to the effect that:

          (i) The Registration Statement has been declared effective and such amendment has become effective under the Securities Act as of the date and time specified in such certificate, such amendment to the Prospectus (or such supplement to the Prospectus, as the case may be) was filed with the SEC pursuant to the subparagraph Rule 424(b) under the Securities Act specified in such opinion on the date specified therein; and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the SEC; and

          (ii) Counsel for the Company has reviewed such amendment or supplement and participated with officers of the Company and independent public accountants for the Company in the preparation of such amendment or supplement and has no reason to believe that the Registration Statement (or any post-effective amendment thereto), at the time of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (e) Each time that the Registration Statement or Prospectus shall be amended or the Prospectus shall be supplemented to include audited annual financial information, the Company shall, concurrently with such amendment or supplement, if reasonably requested by any Market Maker, furnish the Market Makers and their counsel with a letter of PricewaterhouseCoopers LLP (or other independent public accountants for the Company of nationally recognized standing), in form satisfactory to the Market Makers, addressed to the Market Makers and dated the date of delivery of such letter, (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the SEC and (ii) a letter substantially in the form of the letter delivered to the Initial Purchasers pursuant to Section 6(g) of the Purchase Agreement with such changes as may be necessary to reflect the amended or supplemental financial information.

          (f) The Company hereby agrees to indemnify each Market Maker, and if applicable, contribute to each such Market Maker, in accordance with the terms of Section 7 hereof.

          (g) The Company will comply with the provisions of this Section 11 at its own expense and will reimburse the Market Makers for their expenses associated with this Section 11 (including fees of counsel); provided that
                                                                  --------
     the Company shall not be obligated to reimburse the Market Makers for their expenses associated with this Section 11 (excluding, for these purposes, any reimbursement obligation pursuant to Section 7 hereof), to the extent such expenses exceed $10,000 per annum.

          (h) The agreements contained in this Section 11 and the representations, warranties and agreements contained in this Agreement shall survive all offers and sales of the Securities and the Exchange Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

          (i) For purposes of this Section 11, any reference to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing under the Exchange Act on or after the date the Registration Statement is converted to Form S-3 of any document deemed to be incorporated therein by reference.

          (j) The Company shall have no further obligations under this Section 11 to a Market Maker upon receipt of written notice (a "Market Maker
                                                             ------------
     Termination Notice") from such Market Makers indicating that such Market
     ------------------
     Maker has ceased to engage in the business of making a market in securities of the type issued by the Company under the Indenture ("Market Making") and
                                                             -------------
     each of the Market Makers shall be obligated to provide the Company with a Market Maker Termination Notice as soon as reasonably practicable following the date such Market Maker ceases Market Making.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       TRITON PCS, INC.


                                       By: /s/ David D. Clark
                                           --------------------------------
                                           Name: David D. Clark
                                           Title: Chief Financial Officer

                                       TRITON MANAGEMENT COMPANY, INC.


                                       By: /s/ David D. Clark
                                           --------------------------------
                                           Name: David D. Clark
                                           Title: Chief Financial Officer

                                       TRITON PCS FINANCE COMPANY, INC.


                                       By: /s/ Michael Bonini
                                           -----------------------------
                                           Name: Michael Bonini
                                           Title: President

                                       TRITON PCS HOLDINGS COMPANY L.L.C.
                                       TRITON PCS PROPERTY COMPANY L.L.C.
                                       TRITON PCS EQUIPMENT COMPANY L.L.C.
                                       TRITON PCS OPERATING COMPANY L.L.C.
                                       TRITON PCS LICENSE COMPANY L.L.C.
                                       TRITON PCS INVESTMENT COMPANY L.L.C.


                                 By: TRITON MANAGEMENT COMPANY, INC., as Manager
                                            of each of the foregoing


                                       By: /s/ David D. Clark
                                           ---------------------------------
                                           Name: David D. Clark
                                           Title: Chief Financial Officer

                                   J.P. MORGAN SECURITIES INC.
                                   MERRILL LYNCH, PIERCE, FENNER & SMITH
                                       INCORPORATED
                                   CIBC WORLD MARKETS CORP.
                                   CREDIT LYONNAIS SECURITIES (USA) INC.
                                   CREDIT SUISSE FIRST BOSTON CORPORATION
                                   DRESDNER KLEINWORT WASSERSTEIN-GRANTCHESTER,
                                       INC.
                                   FLEET SECURITIES, INC.
                                   MORGAN STANLEY & CO. INCORPORATED
                                   NATCITY INVESTMENTS, INC.
                                   SALOMON SMITH BARNEY INC.
                                   SCOTIA CAPITAL MARKETS (USA) INC.
                                   SUNTRUST CAPITAL MARKETS, INC.
                                   TD SECURITIES (USA) INC.

                                   By:  J.P. MORGAN SECURITIES INC.,
                                               as Representative


                                   By:  /s/ Jessica Laxman
                                        --------------------------
                                        Name: Jessica Laxman
                                        Title: Vice President

                         By:      MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                 INCORPORATED,
                                     as Representative




                                  By:  /s/ Christopher Birosak
                                       -----------------------------------
                                       Name: Christopher Birosak
                                       Title: Managing Director